Exhibit 32.1


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned executive officer of Community Investors Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  /s/Phillip W. Gerber
                                  --------------------------
                                  Name: Phillip W. Gerber
                                  Title: President and Chief Executive Officer

Date: November 12, 2004


A signed original of this written statement required by Section 906 has been provided to Community Investors Bancorp, Inc. and will be retained by Community Investors Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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